EXHIBIT 14

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Utah Medical Products, Inc. (the "Company") on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin
L. Cornwell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Kevin L. Cornwell
--------------------------
Kevin L. Cornwell
Chief Executive Officer
March 26, 2003



A signed original of this written statement required by Section 906 has been provided to Utah Medical Products, Inc. and will be retained by Utah Medical Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.